  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2025

SOLVENTUM CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	001-41968	92-2008841
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3M Center, Building 275-6W
2510 Conway Avenue East
Maplewood, MN 55144
 (Address of principal executive offices) (Zip Code)

(651) 733-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	SOLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Underwriting Agreement

On August 13, 2025, Solventum Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs & Co. LLC and BofA Securities, Inc., as underwriters (the “Underwriters”), and 3M Company (the “Selling Shareholder”). The Underwriting Agreement relates to the sale of 8,800,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, by the Selling Shareholder, subject to and upon the terms and conditions set forth therein. On August 15, 2025, the Selling Shareholder sold the Shares to the Underwriters pursuant to the Underwriting Agreement. The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-3 (File No. 333-289578), which became automatically effective upon filing with the Securities and Exchange Commission. The Company did not issue or sell any shares of its common stock in that transaction and will not receive any proceeds from the sale of the Shares by the Selling Shareholder.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The opinion of Cleary Gottlieb Steen & Hamilton LLP, relating to the validity of the Shares, is filed as Exhibit 5.1 hereto.

Press Release

On August 13, 2025, the Company issued a press release announcing the pricing of the offering of the Shares. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 13, 2025, by and among Solventum Corporation, Goldman Sachs & Co. LLC, BofA Securities, Inc. and 3M Company.
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included as part of Exhibit 5.1).
99.1	Press release announcing the pricing of the offering of the Shares, dated August 13, 2025.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2025
Solventum Corporation

By:	/s/ Wayde McMillan
Name:	Wayde McMillan
Title:	Executive Vice President & Chief Financial Officer